Product Related Liabilities	12 Months Ended
Dec. 31, 2012
Product Related Liabilities

11. Product Related Liabilities

Autoliv is exposed to product liability and warranty claims in the event that the Company’s products fail to perform as expected and such failure results, or is alleged to result, in bodily injury, and/or property damage or other loss. The Company has reserves for product risks. Such reserves are related to product performance issues including recall, product liability and warranty issues.

The Company records liabilities for product-related risks when probable claims are identified and when it is possible to reasonably estimate costs. Provisions for warranty claims are estimated based on prior experience, likely changes in performance of newer products, and the mix and volume of the products sold. The provisions are recorded on an accrual basis.

The increase in reserve in 2012 and 2011 mainly relates to warranty related issues. The increase in the reserve in 2010 mainly relates to recall related issues.

Cash payments in 2012 mainly relate to warranty related issues, and cash payments in 2011 mainly relate to recall related issues. Cash payments were made mainly for warranty related issues in 2010.

The table below summarizes the change in the balance sheet position of the product-related liabilities.

DECEMBER 31	2012	2011	2010
Reserve at beginning of the year	$33.0	$39.2	$30.6
Change in reserve	19.3	14.8	25.4
Cash payments	(22.7)	(21.2)	(17.0)
Translation difference	0.3	0.2	0.2

Reserve at end of the year	$29.9	$33.0	$39.2